     As filed with the Securities and Exchange Commission on March 4, 1996
                                                  Registration No. 333-_______
==============================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                             --------------------

                                   FORM S-8
                            REGISTRATION STATEMENT
                                     Under
                          THE SECURITIES ACT OF 1933

                             --------------------

                            FIRST BANK SYSTEM, INC.
            (Exact name of registrant as specified in its charter)

          Delaware                                        41-0255900
  (State or other jurisdiction                         (I.R.S. Employer
of incorporation or organization)                     Identification No.)

           First Bank Place
       601 Second Avenue South
        Minneapolis, Minnesota                              55402-4302
(Address of Principal Executive Offices)                    (Zip Code)


                            FIRST BANK SYSTEM, INC.
                           1994 STOCK INCENTIVE PLAN
                           1991 STOCK INCENTIVE PLAN
                           (Full title of the plan)


       Lee R. Mitau, Esq.
     First Bank System, Inc.            Copy to:  Patrick F. Courtemanche, Esq.
        First Bank Place                            Dorsey & Whitney LLP
      601 Second Avenue South                      Pillsbury Center South
  Minneapolis, Minnesota  55402-4302              220 South Sixth Street
(Name and address of agent for service)     Minneapolis, Minnesota  55402-1498

                                (612) 973-1111
         (Telephone number, including area code, of agent for service)

                             --------------------

                                       CALCULATION OF REGISTRATION FEE
===========================================================================================================
                                                   Proposed maximum    Proposed maximum       Amount of
Title of securities to be     Amount to be         offering price per  aggregate offering    registration
       registered             registered(1)             share/(2)/          price /(1)/          fee
-----------------------------------------------------------------------------------------------------------
Common Stock, $1.25 par value    2,000,000               $57.50              $115,000,000       $39,655.17
===========================================================================================================

(1) The number of shares being registered represents the number of additional shares of Common Stock which may be issued pursuant to the plans in addition to shares previously registered, 1,500,000 of which may be issued under the 1994 Stock Incentive Plan and 500,000 of which may be issued under the 1991 Stock Incentive Plan.
(2) Pursuant to Rule 457(h)(1), the proposed maximum offering price per share and the proposed maximum aggregate offering price are based upon the average of the high and low prices of the Common Stock as reported on the New York Stock Exchange on February 29, 1996.

Pursuant to General Instruction E of the General Instructions to Form S-8, this Registration Statement incorporates by reference the Registrant's Registration Statements on Form S-8 (File Nos. 33-42334, 33-52959 and 33-53395).

                                    PART II

              INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 8.  Exhibits
------   --------

Exhibit
Number                           Description
------                           -----------

 4.1 Specimen certificate representing the Common Stock of the Company (incorporated by reference to Exhibit 4.2 to the Company's Registration Statement on Form S-3, dated January 7, 1991, File No. 33-38268).

 4.2 Restated Certificate of Incorporation of the Company, as amended to date (incorporated by reference to Exhibit 2.1 to the Company's Form 8-A/A-2, dated October 6, 1994, File No. 1-6880).

 4.3 Certificate of Designation for First Bank System, Inc. Series 1990A Preferred Stock (incorporated by reference to Exhibit 4.4 to Amendment No. 1 to the Company's Registration Statement on Form S-3, File No. 33-42650).

 4.4 Certificate of Designation for First Bank System, Inc. Series 1991A Convertible Preferred Stock (incorporated by reference to Exhibit 4.3 to the Company's Registration Statement on Form S-4, File No. 33-50700).

 4.5 Certificate of Designation for First Bank System, Series A Junior Participating Preferred Stock, as amended (incorporated by reference to Exhibit 2.4 to the Registrant's Form 8-A/A-2 dated October 6, 1994, File No. 1-6880).

 4.6 Bylaws of the Company, as amended to date (incorporated by reference to Exhibit 4.5 to the Company's Registration Statement on Form S-4, File No. 333-00299).

 4.7 Rights Agreement dated as of December 21, 1988 between the Company and Morgan Shareholder Services Trust Company (now known as First Chicago Trust Company of New York), as amended by Amendment No. 1 dated as of May 30, 1990, Amendment No. 2 dated as of February 17, 1993 and Amendment No. 3 dated as of November 9, 1995 (incorporated by reference to Exhibit 4.6 to the Company's Registration Statement on Form S-4, File No. 333-00299).

  4.8 Stock Purchase Agreement, dated as of May 30, 1990, among Corporate Partners, L.P., Corporate Offshore Partners, L.P., The State Board of Administration of Florida and First Bank System, Inc. (without exhibits) (incorporated by reference to Exhibit 4.8 to Amendment No. 1 to the Company's Registration Statement on Form S-3, File No. 33-42650).

  4.9 First Amendment, dated as of June 30, 1990, to Stock Purchase Agreement among Corporate Partners, L.P., Corporate Offshore Partners, L.P., The State Board of Administration of Florida and First Bank System, Inc. (incorporated by reference to Exhibit 4.9 to Amendment No. 1 to the Company's Registration Statement on Form S-3, File No. 33-42650).

  4.10 Second Amendment, dated as of July 18, 1990, to Stock Purchase Agreement among Corporate Partners, L.P., Corporate Offshore Partners, L.P., The State Board of Administration of Florida and First Bank System, Inc. (incorporated by reference to Exhibit 4.10 to Amendment No. 1 to the Company's Registration Statement on Form S-3, File No. 33-42650).

  4.11 Stock Purchase Agreement, dated as of May 30, 1990, between The State Board of Administration of Florida and First Bank System, Inc. (without exhibits) (incorporated by reference to Exhibit 4.11 to Amendment No. 1 to the Company's Registration Statement on Form S-3, File No. 33-42650).

  4.12  Form of Periodic Stock Purchase Right (incorporated by reference to
        Exhibit 4.12 to Amendment No. 1 to the Company's Registration Statement on Form S-3, File No. 33-42650).

  4.13 Form of Risk Event Warrant (incorporated by reference to Exhibit 4.13 to Amendment No. 1 to the Company's Registration Statement on Form S-3, File No. 33-42650).

  4.14 Registration Rights Agreement, dated as of July 18, 1990, among Corporate Partners, L.P., Corporate Offshore Partners, L.P., The State Board of Administration of Florida and First Bank System, Inc. (incorporated by reference to Exhibit 4.14 to Amendment No. 1 to the Company's Registration Statement on Form S-3, File No. 33-42650).

  4.15 Registration Rights Agreement, dated as of July 18, 1990, between The State Board of Administration of Florida and First Bank System, Inc.

          (incorporated by reference to Exhibit 4.14 to Amendment No. 1 to the Company's Registration Statement on Form S-3, File No. 33-42650).

   5.1    Opinion of Dorsey & Whitney LLP

  23.1    Consent of Dorsey & Whitney LLP (included in Exhibit 5.1).

  23.2 Consent of Ernst & Young LLP (relating to financial statements of the Company).

  24.1    Powers of Attorney.

                                  SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis, State of Minnesota, on March 4, 1996.

                                     FIRST BANK SYSTEM, INC.


                                     By /s/ John F. Grundhofer
                                        ----------------------------------
                                         John F. Grundhofer
                                         Chairman of the Board, President and
                                         Chief Executive Officer

          Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated:

       Name                                       Title                         Date
     -------                                     -------                       -------

/s/ John F. Grundhofer
--------------------------             Chairman, President, Chief              March 4, 1996
John F. Grundhofer                     Executive Officer and Director
                                       (principal executive officer)

/s/ Susan E. Lester
--------------------------             Executive Vice President and Chief      March 4, 1996
Susan E. Lester                        Financial Officer (principal
                                       financial officer)

/s/ David J. Parrin
--------------------------             Senior Vice President and Controller    March 4, 1996
David J. Parrin                        (principal accounting officer)

--------------------------             Director
Arthur D. Collins, Jr.

--------------------------             Director
Peter H. Coors

            *
--------------------------             Director                                March 4, 1996
Roger L. Hale

            *
--------------------------             Director                                March 4, 1996
Delbert W. Johnson

            *
--------------------------             Director                                March 4, 1996
Norman M. Jones

            *
--------------------------             Director                                March 4, 1996
John H. Kareken

            *
--------------------------             Director                                March 4, 1996
Richard L. Knowlton


--------------------------             Director
Jerry W. Levin


        Name                    Title                          Date
       ------                  -------                        ------


         *                     Director                     March 4, 1996
-----------------------
Kenneth A. Macke

         *                     Director                     March 4, 1996
-----------------------
Marilyn Carlson Nelson

         *                     Director                     March 4, 1996
-----------------------
Edward J. Phillips

         *                     Director                     March 4, 1996
-----------------------
James J. Renier

         *                     Director                     March 4, 1996
-----------------------
S. Walter Richey

         *                     Director                     March 4, 1996
-----------------------
Richard L. Robinson

         *                     Director                     March 4, 1996
-----------------------
Richard L. Schall

         *                     Director                     March 4, 1996
-----------------------
Lyle E. Schroeder



*By /s/ David J. Parrin
    --------------------------------------------
David J. Parrin
Pro se and as Attorney-in-fact

                                 EXHIBIT INDEX
                                 -------------


Exhibit Number                   Description                               Page
--------------                   -----------                               ----

  4.1 Specimen certificate representing the Common Stock of the Company (incorporated by reference to Exhibit 4.2 to the Company's
       Registration Statement on Form S-3, dated January 7, 1991, File No. 33-38268).

  4.2 Restated Certificate of Incorporation of the Company, as amended to date (incorporated by reference to Exhibit 2.1 to the Company's Form 8-A/A-2, dated October 6, 1994, File No. 1-6880).

  4.3 Certificate of Designation for First Bank System, Inc. Series 1990A Preferred Stock (incorporated by reference to Exhibit 4.4 to Amendment No. 1 to the Company's Registration Statement on Form S-3, File No. 33-42650).

  4.4 Certificate of Designation for First Bank System, Inc. Series 1991A Convertible Preferred Stock (incorporated by reference to
       Exhibit 4.3 to the Company's Registration Statement on Form S-4, File No. 33-50700).

  4.5  Certificate of Designation for First Bank System, Series A
       Junior Participating Preferred Stock, as amended (incorporated by reference to Exhibit 2.4 to the Registrant's Form 8-A/A-2 dated October 6, 1994, File No. 1-6880).

  4.6 Bylaws of the Company, as amended to date (incorporated by reference to Exhibit 4.5 to the Company's Registration Statement on Form S-4, File No. 333-00299).

  4.7 Rights Agreement dated as of December 21, 1988 between the Company and Morgan Shareholder Services Trust Company (now known as First Chicago Trust Company of New York), as amended by Amendment No. 1 dated as of May 30, 1990, Amendment No. 2 dated as of February 17, 1993 and Amendment No. 3 dated as of November 9, 1995 (incorporated by reference to Exhibit 4.6 to the Company's Registration Statement on Form S-4, File No. 333-00299).

  4.8 Stock Purchase Agreement, dated as of May 30, 1990, among Corporate Partners, L.P., Corporate Offshore Partners, L.P., The State Board of Administration of Florida and First Bank System, Inc. (without exhibits) (incorporated by reference to Exhibit 4.8 to Amendment

        No. 1 to the Company's Registration Statement on Form S-3, File No. 33-42650).

   4.9 First Amendment, dated as of June 30, 1990, to Stock Purchase Agreement among Corporate Partners, L.P., Corporate Offshore Partners, L.P., The State Board of Administration of Florida and First Bank System, Inc. (incorporated by reference to
        Exhibit 4.9 to Amendment No. 1 to the Company's Registration Statement on Form S-3, File No. 33-42650).

  4.10 Second Amendment, dated as of July 18, 1990, to Stock Purchase Agreement among Corporate Partners, L.P., Corporate Offshore Partners, L.P., The State Board of Administration of Florida and First Bank System, Inc. (incorporated by reference to
        Exhibit 4.10 to Amendment No. 1 to the Company's Registration Statement on Form S-3, File No. 33-42650).

  4.11 Stock Purchase Agreement, dated as of May 30, 1990, between The State Board of Administration of Florida and First Bank System, Inc. (without exhibits) (incorporated by reference to Exhibit 4.11 to Amendment No. 1 to the Company's Registration Statement on Form S-3, File No. 33-42650).

  4.12 Form of Periodic Stock Purchase Right (incorporated by reference to Exhibit 4.12 to Amendment No. 1 to the Company's Registration Statement on Form S-3, File No. 33-42650).

  4.13  Form of Risk Event Warrant (incorporated by reference to
        Exhibit 4.13 to Amendment No. 1 to the Company's Registration Statement on Form S-3, File No. 33-42650).

  4.14 Registration Rights Agreement, dated as of July 18, 1990, among Corporate Partners, L.P., Corporate Offshore Partners, L.P., The State Board of Administration of Florida and First Bank System, Inc. (incorporated by reference to Exhibit 4.14 to Amendment No. 1 to the Company's Registration Statement on Form S-3, File No. 33-42650).

  4.15 Registration Rights Agreement, dated as of July 18, 1990, between The State Board of Administration of Florida and First Bank System, Inc. (incorporated by reference to

          Exhibit 4.14 to Amendment No. 1 to the Company's Registration Statement on Form S-3, File No. 33-42650).

   5.1    Opinion of Dorsey & Whitney LLP

  23.1    Consent of Dorsey & Whitney LLP (included in Exhibit 5.1).

  23.2 Consent of Ernst & Young LLP (relating to financial statements of the Company).

  24.1    Powers of Attorney.